PACE Select

Summary Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus") dated November 28, 2015

April 19, 2016

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Aviva Investors Americas LLC ("Aviva") to serve as a new investment advisor to the fund. Aviva, which is a U.S.-based investment adviser registered with the U.S. Securities and Exchange Commission ("SEC"), intends to use "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement. Aviva will assume investment advisory responsibility with respect to the fund's portfolio effective on or around May 9, 2016.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by adding the following as the last bullet point of the section:

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following before the final sentence of the first paragraph:

Aviva assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016.

The section captioned "Investment manager and advisors" beginning on page 6 of the Summary Prospectus is revised by replacing that section in its entirety with the following:

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the fund's manager and one of the fund's subadvisors. In addition to UBS AM, Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and Aviva Investors Americas LLC ("Aviva") serve as the fund's other subadvisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement.

ZS-811

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by adding the following as the last bullet point of the section:

•  Aviva—Peter Fitzgerald, Global Head of Multi-Assets, Dan James, Global Head of Fixed Income, Ian Pizer, Head of Investment Strategy, and Brendan Walsh, Multi-Asset Portfolio Manager, have been portfolio managers of the fund since May 2016.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.